Exhibit 99.2

Caesars Rewards Email & FAQs

FINAL as of 6/23/19

Filed pursuant to Rule 425 under the

Securities Act of 1933, as amended, and

deemed filed under Rule 14a-12 under the

Securities Exchange Act of 1934, as amended

Filer: Caesars Entertainment Corporation

Commission File No.: 001-10410

Subject Company: Caesars Entertainment Corporation

Email to Caesars Rewards members

Dear [Name]:

We’re excited to share the news that Caesars Entertainment is combining with Eldorado Resorts to create a new leader in gaming and entertainment. For our Caesars Rewards members, this will mean even more choices in even more places, giving you access to approximately 60 properties across 16 states.

Today is the first day of a long journey as we merge our two companies but rest assured that the Caesars Rewards program will remain intact and be an important part of the combined company. There is no change to your Caesars Rewards program Tier Status, your Reward Credit balance or your existing reservations now or following the close of the transaction. You will continue to earn Tier Credits and Reward Credits for all of your activity as well as continue receiving offers and comps from your favorite Caesars resorts and casinos. There is no change to how you manage your Caesars Rewards account or book reservations.

Over the coming months, as we have more to share, we’ll be sure to reach out to you by e-mail, at caesars.com and via Twitter (@Caesars_Rewards). In the meantime, we remain at your service and appreciate your continued loyalty. We will keep doing everything we can to offer you the best casino loyalty program.

See you soon!

Tony Rodio

Chief Executive Officer

Caesars Rewards Email & FAQs

FINAL as of 6/23/19

Customer FAQs

1.	I read that Caesars is getting bought? Can you tell me what’s going on?

•	Caesars Entertainment is combining with Eldorado Resorts to create a new leader in gaming and entertainment.

•

Eldorado operates a growing, highly successful platform of regional gaming properties and brands which will complement our gaming, hospitality and entertainment businesses, as well as Caesars Rewards, which presents new growth opportunities for the combined enterprise.

•

With an unparalleled portfolio of strong brands and approximately 60 properties across 16 states, the combination of our two companies will only strengthen our ability to serve our guests, providing you with even more choices in even more places. ‘

2.	I have a reservation booked at a Caesars property. What should I do?

•	It’s business as usual at our properties. If you have a reservation booked at a Caesars property, your reservations and customer service contact remain the same and will not change.

•	In the future, we expect our customers to benefit from an expanded regional footprint in the U.S., providing guests with greater choice in where to stay and play.

•	We will keep you updated as the process continues.

3.	I was just about to book a reservation at a Caesars property. What should I do?

•	If you’d like to make a reservation at a Caesars Entertainment property, you can continue to do so as you normally would at Caesars.com.

•	All reservations booked now will be honored in the future.

•	We will keep you updated as the process continues.

4.	I love to visit Caesars’ properties. Should I be worried that it will change?

•	No. We are committed to providing guests with the very best experiences, products and service, and the combination of our two companies will only strengthen our ability to serve you.

5.	What will happen to my Caesars Rewards® Tier Status and Reward Credits?

•

The Caesars Rewards program will remain intact and will be an important part of the combined company. There is no change to your Caesars Rewards program Tier Status, your Reward Credit balance or your existing reservations now or following the close of the transaction. You will also continue to earn and redeem Reward Credits now and following the close of the transaction.

•	We are committed to ensuring that Caesars Rewards members will maintain the same high-value rewards they’ve come to enjoy in the program – with access to an even larger network of properties.

6.	What will happen to Caesars Rewards Visa® cardholders?

•	There will be no impact to Caesars Rewards Visa cardholders. You can continue to accrue and use Reward Credits as before.

7.	Will prices go up because of the transaction?

•	No. We are committed to providing guests with the very best experiences, products and service, and the combination of our two companies will only strengthen our ability to serve you.

8.	Are you planning to close any of my favorite Caesars’ properties?

•	We are not announcing any changes to our network at this time.

Caesars Rewards Email & FAQs

FINAL as of 6/23/19

9.	How will this impact Caesars Rewards® partnerships and discounts?

•	While we are always looking for new ways to offer additional experiences through new partners, we don’t anticipate any changes to partnerships or discounts as a result of the transaction.

Forward Looking Statements

All statements included or incorporated by reference in this document, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Caesars Entertainment Corporation’s (“Caesars”) current expectations, estimates and projections about its business and industry, management’s beliefs, and certain assumptions made by Caesars and Eldorado Resorts, Inc. (“Eldorado”), all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to, references to the anticipated benefits of the proposed merger and the expected date of closing of the merger. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement.

Important risk factors that may cause such a difference in connection with the proposed merger include, but are not limited to, the following factors: (1) the inability to complete the merger due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger, including the receipt of all gaming and other regulatory approvals related to the merger; (2) uncertainties as to the timing of the consummation of the merger and the ability of each party to consummate the merger; (3) risks that the proposed merger disrupts the current plans and operations of Eldorado or Caesars; (4) the ability of Eldorado and Caesars to retain and hire key personnel; (5) competitive responses to the proposed merger; (6) unexpected costs, charges or expenses resulting from the merger; (7) the outcome of any legal proceedings that could be instituted against Eldorado, Caesars or their respective directors related to the merger agreement; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; (9) the inability to obtain, or delays in obtaining, cost savings and synergies from the merger; (10) delays, challenges and expenses associated with integrating the combined companies’ existing businesses and the indebtedness planned to be incurred in connection with the merger; and (11) legislative, regulatory and economic developments. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the proposed merger. The forward-looking statements in this document speak only as of this date. Neither Caesars nor Eldorado undertake any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Caesars’s overall business, including those more fully described in Caesars’s filings with the Securities and Exchange Commission (“SEC”) including its annual report on Form 10-K for the fiscal year ended December 31, 2018, and its quarterly reports filed on Form 10-Q for the current fiscal year, and Eldorado’s overall business and financial condition, including those more fully described in Eldorado’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2018. The forward-looking statements in this document speak only as of date of this document. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.

Caesars Rewards Email & FAQs

FINAL as of 6/23/19

Additional Information And Where To Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Eldorado will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement/prospectus of Caesars and Eldorado. Each of Caesars and Eldorado will provide the joint proxy statement/prospectus to their respective stockholders. Caesars and Eldorado also plan to file other documents with the SEC regarding the proposed merger. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which Caesars or Eldorado may file with the SEC in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS OF CAESARS AND ELDORADO ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. You may obtain copies of all documents filed with the SEC regarding this merger, free of charge, at the SEC’s website (www.sec.gov). In addition, copies of the documents filed with the SEC by Caesars will be available free of charge on Caesars’s website at http://www.caesars.com. Copies of the documents filed with the SEC by Eldorado will be available free of charge on Eldorado’s website at http://www.eldorado.com.

Participants in the Solicitation

Caesars, Eldorado, and certain of their respective directors, executive officers and other members of management and employees, under SEC rules may be deemed to be participants in the solicitation of proxies from Caesars and Eldorado stockholders in connection with the proposed merger. You can find more detailed information about Caesars’s executive officers and directors in its definitive proxy statement filed with the SEC on May 15, 2019. You can find more detailed information about Eldorado’s executive officers and directors in its definitive proxy statement filed with the SEC on April 26, 2019. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of stockholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. Additional information about Caesars’s executive officers and directors and Eldorado’s executive officers and directors can be found in the joint proxy statement/prospectus regarding the proposed merger when it is filed with the SEC.